Report of Independent
 Registered Public Accounting
 Firm

To the Shareholders
and Board of Directors of
Cash Trust Series Inc
In planning and performing
 our audit of the financial
 statements of Government
Cash Series
Prime Cash Series Municipal
Cash Series and Treasury
Cash Series collectively
the Funds  the
four portfolios comprising
Cash Trust Series Inc as
of and for the year ended
 May 31 2008 in
accordance with the
standards of the Public
 Fund Accounting Oversight
 Board United States we
considered the Funds internal
 control over financial
 reporting including controls
 over
safeguarding securities as
a basis for designing our
auditing procedures for the
purpose of
expressing our opinion on
the financial statements and
to comply with the requirements
 of Form
NSAR but not for the purpose
of expressing an opinion on
the effectiveness of the Funds
 internal
control over financial reporting
 Accordingly we express no
such opinion
The management of the Funds
is responsible for establishing
 and maintaining effective internal
control over financial reporting
In fulfilling this responsibility
 estimates and judgments by
management are required to
assess the expected benefits
and related costs of controls
 The Funds
internal control over financial
 reporting is a process
designed to provide reasonable
 assurance
regarding the reliability of
 financial reporting and the
 preparation of financial
statements for
external purposes in accordance
with generally accepted accounting
principles The Funds
internal control over financial
 reporting includes those policies
 and procedures that 1 pertain to
the maintenance of records that
in reasonable detail accurately
 and fairly reflect the transactions
and dispositions of the assets of
the Funds 2 provide reasonable
assurance that transactions are
recorded as necessary to permit
 preparation of financial statements
 in accordance with generally
accepted accounting principles
and that receipts and expenditures
 of the Funds are being made
only in accordance with
 authorizations of management
and directors of the Funds and
 3 provide
reasonable assurance regarding
 prevention or timely detection
of unauthorized acquisition use
 or
disposition of the Funds assets
 that could have a material
effect on the financial statements
Because of its inherent limitations
internal control over financial
reporting may not prevent or
detect misstatements Also
 projections of any evaluation
 of effectiveness to future periods
are
subject to the risk that controls
 may become inadequate because of
changes in conditions or that
the degree of compliance with the
 policies or procedures may
deteriorate
A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees in the normal course
 of performing their
assigned functions to prevent
or detect misstatements on a
timely basis A material weakness
is a
deficiency or a combination of
 deficiencies in internal control
 over financial reporting such that
there is a reasonable possibility
that a material misstatement of
the Funds annual or interim
financial statements will not
be prevented or detected on a
timely basis
Our consideration of the Funds
internal control over financial
reporting was for the limited
purpose described in the first
 paragraph and would not
necessarily disclose all
deficiencies in
internal control that might be
 material weaknesses under
standards established by the
Public
Fund Accounting Oversight
Board United States However
 we noted no deficiencies
 in the Funds
internal control over
 financial reporting
and its operation including
controls over safeguarding
securities that we consider
 to be a material weakness
 as defined above as of
 May 31 2008
This report is intended
 solely for the information
 and use of management
and the Board of
Trustees of the Funds
 and the Securities
 and Exchange Commission
and is not intended to be
 and
should not be used by
anyone other than these
specified parties


Ernst  Young LLP


Boston Massachusetts
July 18 2008